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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 2003

                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

            1 City Boulevard West, Suite 870                   92868
                  Orange, California                         (Zip Code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

      The Company has issued a press release today, as fully noted in exhibit 99.1, regarding the introduction of its next generation MOJICO unit.

                                      * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 19, 2003

                                     PPOL, Inc.

                                     By: /s/ Kazushige Shimizu
                                         ---------------------------------
                                         Kazushige Shimizu
                                         Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit # 99.1 - Press release dated August 26, 2003 titled

                 "New Product Rollout - Introducing the SF-70."